NUMBER

WW

(SEE REVERSE SIDE FOR LEGEND)

(THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME, SEPTEMBER 4, 2011)

WARRANTS

CNC DEVELOPMENT LTD.

WARRANT

CUSIP G22384 12 0

ISIN VGG22384 12 03

THIS CERTIFIES THAT, [illegible]

[illegible]

By

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

AS WARRANT AGENT

BY:

AUTHORIZED OFFICER

DIRECTOR

SUBSCRIPTION FORM

To Be Executed by the Registered Holder in Order to Exercise Warrants

The undersigned Registered Holder irrevocably elects to exercise __________ Warrants represented by this Warrant Certificate, and to purchase the Common Shares and Preferred Shares issuable upon the exercise of such Warrants, and requests that Certificates for such Shares shall be issued in the name of

____

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

____

____

____

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to ____

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

____

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below:

Dated: ____________________

____
(SIGNATURE)

____
(ADDRESS)

____

____
(TAX IDENTIFICATION NUMBER)

ASSIGNMENT

To Be Executed by the Registered Holder in Order to Assign Warrants

For Value Received, ____________________ hereby sell, assign, and transfer unto

____

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

____

____

____

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to ____

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

____________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitute and

appoint ____________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated: ____________________

____
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT OF THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR CHICAGO STOCK EXCHANGE.